Annual Shareholder's Meeting
SulphCo, Inc.

June 17, 2009
New York, NY

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Agenda

- Financial Update
- Technology Update
- Commercial Update
- Summary
- Q&A

Financial Highlights

- As reported in our Q1 2009 Form 10-Q filed on May 7, 2009, as of March 31, 2009, the company had approximately $13.8 million of cash on hand.

- During the month of March, we implemented a series of strict cost control measures in an effort to extend the company's cash reserves as far into the future as possible. We are beginning seeing the benefits of this initiative.

- For the first three months of 2009, our average monthly cash burn rate was approximately $1.25 million per month. For the months of April and May, the average monthly cash burn rate was approximately $850,000 per month, a 32% decrease. We anticipate that the monthly cash burn rate will continue to moderate for the remainder of 2009.

- As of May 31, 2009, we had approximately $12.1 million of cash on hand that we anticipate, based on current expectations, will take us into late Q1 2010.

Continuing Efforts to Increase SulphCo's Visibility

- Hired Jeff Freedman as VP of Corporate Development (February 2009)
- Hired FD as SulphCo's new IR/PR firm, FD (February 2009)

Recent Media Exposure (links to all articles are on SulphCo's website)

- Article in March 2009 issue of Chem Info
- Article in March 2009 issue of E&P Magazine (a Hart Energy publication)
- Article in February 8, 2009 edition Wall St. Journal
- Article in the January 2009 Abrams Clean Tech Report

Increased IR exposure

- Attended the 37th Annual Howard Weil Conference (SulphCo hosted a breakfast table)
- Attended the National Petrochemical & Refiners Association 107th Annual Meeting
- Dr. Florian Schattenmann made a presentation on SulphCo's Oxidative Desulfurization Technology to the Houston Chapter of the International Association for Energy Economics at its June 11, 2009 monthly meeting.
- Have met with a number of current and potential investors over past several months

Technology Update

Dr. Florian Schattenmann

Sonocracking™ Process: Potential Applications



POTENTIAL PROCESS LOCATION
Products
LIGHTS TO GAS PLANT
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel, Paraffin
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
TO SULFONE ADSORPTION
Desalter
DIESEL OPTION 2
Diesel HDS
DIESEL PRODUCT
Diesel Fuels
GASOIL
TO GASOIL HDS + FCC
Lube Oil, Waxes, Polishes, Fuel Oil, Bitumen
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

- Option 1: LSD (<500 ppm) to ULSD (<10 ppm)
- Option 2: SulphCo process followed by HDS

Crude Oil – Sulfur Distribution Before & After Process

Feed: API = 36.3;
%S = 0.62%


Thiophenes
DBT
2-MDBT
Me
4,6-DMDBT
Me
Me
Sulfones
DBTS
Intensity
Boiling Point
Crude Oil Feed
After Treatment

- Technology: efficient conversion of sulfides to sulfoxides & sulfones
- **Sulfones** have much **higher boiling points**, are **more polar** and **hydrotreat easier**
- Sonocracking™ performs well on hard-to-hydrotreat sulfur compounds (e.g. thiophenes)

Example: Crude Oil Fractions – Treated vs. Untreated



Distilled
Treated & Distilled
Treated, Distilled & Extracted
ppm S in Oil
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Naphtha: 60% reduction
Kerosene: 80% reduction
Diesel: 90% reduction
VGO: 70% reduction
242
85
104
770
140
133
4499
1409
429
8320
7383
2358
Naphtha
Kerosene
Diesel
Vacuum Gas Oil
Residuals
Intensity
Feed
After Treatment
Boiling Point

Shifts Sulfur from Middle Distillate to Heavier Fractions

Diesel – Sulfur Distribution Before & After Process


Thiophenes
DBT
2-MDBT
4,6-DMDBT
Sulfones
DBTS
Diesel Feed
Treated Diesel
Treated Diesel (repeat)
Intensity
Boiling Point

- Significant conversion of sulfur compounds to oxidized species
- Consistent, repeatable and reliable process

Hydrogen Usage Profile for Conventional Hydrotreating (Intertek PARC Example)


% Hydrogen Consumption vs. % Sulfur Reduction
(Untreated Diesel)
% Hydrogen Consumption
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
93%
94%
95%
96%
97%
98%
99%
100%
% Sulfur Reduction

- Removal of the final 1% of sulfur requires >40% of total hydrogen (for diesel tested)
- Generic behavior should hold true for majority of diesel fuels
- Many options for cost/benefit optimization (Hydrogen usage, catalyst life, etc.)

Ultra Low Sulfur Diesel "Finishing"

Feed: sulfur = 190 ppm



Intensity
0.5
1
1.5
2
2.5
Boiling Point

- Significant conversion of sulfur compounds to oxidized species
- Sulfoxides and sulfones easily removed from fuel
- Applications for partially hydrotreated diesel and "transmix"

Commercial Update

Markets and Application Opportunities

- Crude oil production ~85 million barrels per day (bbl/day)
- Diesel fuel production ~16 million bbl/day
- SulphCo process material costs proportional to starting sulfur content and targeted reduction
- Targeting applications with best value proposition and cost/benefit tradeoff
- Current state of technology addresses multi-million bbl/day in diesel fuel market

Desulfurization – The Regulatory Picture

- Established to prevent SO_x emissions due to fuel combustion (EPA)
- U.S. gasoline: 30 ppm sulfur
- U.S. On-road diesel: 15 ppm sulfur
- U.S. Non-road diesel:

Non-Road Diesel Fuel Standards.

Who	Covered Fuel	2006	2007	2008	2009	2010	2011	2012	2013	2014
Large Refiners & Importers	Non-road	500+ ppm	500 ppm	500 ppm	500 ppm	15 ppm	15 ppm	15 ppm	15 ppm	15 ppm
Large Refiners & Importers	Locomotive & Marine	500+ ppm	500 ppm	500 ppm	500 ppm	500 ppm	500 ppm	15 ppm	15 ppm	15 ppm
Small Refiners & other exceptions	Non-road, Locomotive & Marine	500+ ppm	500+ ppm	500+ ppm	500+ ppm	500 ppm	500 ppm	500 ppm	500 ppm	15 ppm

http://www.clean-diesel.org/

- Europe diesel: 10 ppm
- Pipeline sulfur specifications are tightening
- What's next? Heating oil…

Range of Potential Benefits (Diesel Fuel)

Regional Historical & Forecast Pricing

Cents per Gallon
Yearly Average
Historical (Nominal $)   Projected (Real $)
Source: Muse Stancil

USGC

	Averages			
	2000-04	2005-07	2008-10	2011-25
Diesel (15 ppm)	N/A	N/A	250.16	231.62
Diesel (500 ppm)	82.84	186.76	256.42	225.63
No. 2 (2,000 ppm)	80.79	180.97	250.74	219.63

NW Europe

	Averages			
	2000-04	2005-07	2008-10	2011-25
ULSD (10 S, 53 C)	N/A	195.98	270.79	240.97
ULSD (50 S, 53 C)	94.35	193.71	269.79	239.97
Gas Oil 0.1%S	83.57	185.96	261.11	234.03

NY Harbor

	Averages			
	2000-04	2005-07	2008-10	2011-25
Diesel (15 ppm)	N/A	N/A	265.10	234.62
Diesel (500 ppm)	86.24	191.04	259.42	N/A
No. 2 (2,000 ppm)	84.36	181.64	253.74	222.63

Singapore

	Averages			
	2000-04	2005-07	2008-10	2011-25
Gasoil (50 S, 53 C)	N/A	N/A	260.07	235.27
Gasoil (500 S, 49 C)	81.41	185.82	273.82	232.61
Gas Oil (0.5%S, 48 C)	78.69	179.21	268.25	227.58

Sulfur Reduction Value between ~$2.40 - $5.00 per bbl depending on target application

Commercial Strategy and Focus

- Active in all market segments; Focusing on downstream applications first and working towards upstream as full technology package is developed
- Prioritizing "best" applications in terms of technology fit, ease of implementation and cost/benefits to the customer → Diesel fuel
- Establishing 2-3 strategic, committed, large potential customers and focusing on specific application identification and execution
- Developing detailed technical relationships with technology "champions" within strategic customers
- Tactical focus on potentially "faster to implement" projects in the diesel fuel collection and "transmix" market segment

Diesel Collection/Transmix Opportunities

- Typically smaller volume (1,000 – 5,000 bpd) opportunities
- Sulfur levels range in 50 – 300ppm
- Collect "off-spec" and "transmix" fuels, usually diesel/kero/gas blends
- Require clean-up to market to fuel sales
- Current exemptions from ULSD expiring in 2010
- SulphCo process attractive option to meet specifications

Smaller volume opportunities; Potentially faster process to revenue

Sonocracking™ Process: Potential Applications


SulphCo
POTENTIAL PROCESS LOCATION
Products
LIGHTS TO GAS PLANT
LPG
NAPHTHA
TO NAPHTHA HDS
Chemicals, Gasoline
KEROSENE
TO KEROSENE HDS
Jet Fuel, Paraffin
CRUDE UNIT
DIESEL OPTION 1
Diesel HDS
TO SULFONE ADSORPTION
DIESEL OPTION 2
Diesel HDS
DIESEL PRODUCT
Diesel Fuels
Desalter
GASOIL
TO GASOIL HDS + FCC
Lube Oil, Waxes, Polishes, Fuel Oil, Bitumen
Crude Oil to Refinery
VACUUM GASOIL
VACUUM DISTILLATION

- Option 1: LSD (<500 ppm) to ULSD (<10 ppm)
- Option 2: SulphCo process followed by HDS

SulphCo Process: Potential Benefits

Commercial:

- Upgrade off-road diesel & heating oil → Higher value diesel
- Reduce downgrading of high sulfur diesel to resid → Better refining economics
- Increase on-spec diesel production → Reduce biodiesel or other blending components
- Increase flexibility of crude slate → Ability to optimize crude oil cost

Hydrodesulfurization (HDS) Operations:

- Conversion of dibenzothiophenes to sulfones → Avoid high pressure HDS
- Milder HDS operating conditions → Reduced incremental hydrogen production
- Increase HDS catalyst life → Fewer turnarounds and downtime
- Debottleneck existing HDS units → Increased throughput/Lower unit cost
- Lower-cost alternative to HDS → Increase life of refineries limited by HDS or CAPEX constraints

Carbon Footprint:

- Less hydrogen required and produced → Lower CO_2 production
- Lower HDS temperature and pressure → Reduces operating energy requirements

Several Significant Economic Advantages; Overall Benefits are Application Specific

Technology and Commercialization Process

SulphCo®

Initial Decision → Introductory Phase → Fundamental Technology Acceptance → Laboratory Phase → Customer Commitment → Stream Specific Evaluation → Full Technology Validation → Commercial Evaluation → Commercialization

	Initial Decision → Fundamental Technology Acceptance	Fundamental Technology Acceptance → Customer Commitment	Customer Commitment → Full Technology Validation	Full Technology Validation → Commercialization
Requirements:	✓ Customer Technical Assessment ✓ NDA or CDA	✓ Technical Champion ✓ Customer Collaboration Commitment – MoU/JDA	✓ Customer Endorsement ✓ Customer Ownership ✓ Cross-functional Customer Support	✓ Customer Acceptance ✓ Performance Guarantees ✓ Commercial Agreement
Deliverables:	✓ Generic Data Pack ✓ Technical Presentation ✓ Customer Requirements	✓ Promising Results ✓ Fundamental Technical Acceptance ✓ Specific Customer Application Identified	✓ Favorable Process Economics ✓ Limited Technical and Operational Risks ✓ Reliable and Consistent Results	Full-Scale Validation of: ✓ Technology ✓ Operations ✓ Economics

○ = Milestone

▭ = Program Phase

Strategic Program Focus and Status


Initial Decision
Fundamental Technology Acceptance
Customer Commitment
Full Technology Validation
Commercialization
Introductory Phase
Laboratory Phase
Stream Specific Evaluation
Commercial Evaluation
OMV
OMV
OMV
International Oil Company
International Oil Company
International Oil Company
International Oil Company
International Oil Company
International Oil Company
Independent Oil Company
Independent Oil Company
International or Independent Oil Company
Anticipate 1-2 of 4 International or Independent Oil Companies to Move into Stream Specific Evaluation Phase in Q3

Over 15 additional potential customers in the Introductory and Laboratory Phases. Prioritizing projects based on technical fit, ease of application, and speed of implementation

= Dec. 2008 Status

= March 2009 Status

= Projected Q3 Status

Expected Next Commercial Steps

OMV

- Technology Agreement – **Complete**
- Collaborative Effort to Develop Application Specific Data - **Complete**
- Detailed Economic Evaluation Based on Technical Results – **In progress**
- Go/No-Go Decision to Enter Commercial Phase Based on Technical and Economic Evaluation – **Expected in 3Q**

Other "Major Company" Opportunities

- Establish Laboratory Results and Data Packs – **In Progress**
- Establish Lab-based economics for Existing Opportunities – **In Progress**
- Move 1-2 Opp. into the "Stream Specific" Phase – **Expected in 3Q**

Move 2-3 Programs Through Next Set of Decision Points in Next Quarter

Summary

- Mechanical and chemical aspects of Sonocracking™ clearly established
- Fundamental aspects of technology accepted by Industry
- Developing 2-3 strategic potential customers for initial technology and application focus
- Tactical focus on Transmix segment – potentially faster to revenue
- Focused on "best fit" applications in terms of technology and cost/benefit
- OMV program progressing well; detailed collaborative technology program established and moving towards commercial phase

Thank You

Q&A